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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 7, 2005


                               COMTECH GROUP, INC.
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

          000-2642                                    52-0466460
   (Commission File Number)               (IRS Employer Identification No.)

                         C/O COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
                     --------------------------------------
              (Address of principal executive offices and zip Code)

                               011-86-755-267-4327
                     --------------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On October 7, 2005, Comtech International (Hong Kong) Limited ("Comtech HK"), a wholly-owned subsidiary of the Registrant, accepted the grant of a $5,000,000 credit facility (the "SCB Facility") by Standard Chartered Bank (Hong
Kong) Limited (the "SCB Bank"). As of the date of this filing, Comtech HK has drawn down approximately $1.3 million under the SCB Facility. The SCB Facility is secured by funds on deposit with the SCB Bank in an amount of $2,000,000. The interest ranges from 1.5% per annum over HIBOR to USD Prime, depending on different kinds of borrowings made from the SCB Facility. The SCB Facility is repayable on demand by the SCB Bank and the SCB Bank may immediately terminate the facilities without the consent of the Registrant or any third party. The interest on the SCB Facility will accrue until payment therefor is demanded by the SCB Bank.

         On October 7, 2005, Comtech HK accepted the grant of a second credit facility of $9,000,000 (the "BOC Facility") from Bank of China (Hong Kong) Limited (the "BOC Bank"). The BOC Facility is secured by funds on deposit with the BOC Bank in an amount of $3,000,000. The interest ranges from LIBOR plus 2% to 2.25% per annum, depending on different kinds of borrowings made from the BOC Facility. As of the date of this filing, Comtech HK has not made a draw-down under the BOC Facility. The BOC Facility is repayable on demand by the BOC Bank and the BOC Bank may increase, reduce and/or cancel the facilities by notice to the Registrant. The interest on the BOC Facility will accrue until payment therefor is demanded by the BOC Bank.

         Both facilities are guaranteed by the Registrant.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.         Description

10.1 Facility Letter between Comtech International (Hong Kong) Limited and Standard Chartered Bank

10.2                Limited Guarantee between the Registrant and Standard
                    Chartered Bank

10.3 Standard Terms and Conditions for Banking Facilities for Standard Chartered Bank

10.4 Facility Letter between Comtech International (Hong Kong) Limited and Bank of China

10.5                Deed of Guarantee between the Registrant and Bank of China

10.6 General Terms and Conditions for Banking Facilities for Bank of China


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMTECH GROUP, INC.

                                            By: /s/ Jingwei Kang
                                                -------------------------------
                                                Name: Jingwei (Jeffrey) Kang
                                                Title: Chief Executive Officer

Dated: October 14, 2005


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                  Description

10.1 Facility Letter between Comtech International (Hong Kong) Limited and Standard Chartered Bank

10.2                Limited Guarantee between the Registrant and Standard
                    Chartered Bank

10.3 Standard Terms and Conditions for Banking Facilities for Standard Chartered Bank

10.4 Facility Letter between Comtech International (Hong Kong) Limited and Bank of China

10.5                Deed of Guarantee between the Registrant and Bank of China

10.6 General Terms and Conditions for Banking Facilities for Bank of China